SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ______

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




      Date of report (Date of earliest event reported): September 20, 2004



                                   Coach, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Maryland                      1-16153                    52-2242751
      ---------------         --------------------------    --------------------
        (State of              (Commission File Number)         (IRS Employer
       Incorporation)                                        Identification No.)


                    516 West 34th Street, New York, NY 10001
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
                                ----------------
              (Registrant's telephone number, including area code)

Item 8.01 Other Events.
          -------------
                            Rule 10b5-1 Trading Plan

     On September 20, 2004, Lew Frankfort, the Chairman and Chief Executive Officer of Coach, Inc., entered into a trading plan with Goldman, Sachs & Co. Pursuant to this plan, Goldman, Sachs will undertake to sell approximately 450,000 of Mr. Frankfort's shares of Coach common stock at specified intervals. This trading plan is intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and complies with Coach's insider trading policy.

     Under the trading plan, Mr. Frankfort will sell pre-determined numbers of these shares at market prices between November 2004 and May 2005. These sales will be timed to follow Coach's regular earnings announcements for the first, second and third quarters of Coach's fiscal year 2005 (ending on October 2, 2004, January 1, 1005 and April 2, 2005, respectively), subject to certain minimum prices. The trading plan expires on May 16, 2005, unless terminated earlier under certain conditions.

     The purpose of Mr. Frankfort's trading plan is to diversify a portion of his assets in an orderly manner, while still increasing his outright Coach stock ownership over time through option exercises. In June 2004, Mr. Frankfort exercised options netting him a total of 333,525 shares of Coach common stock, bringing his outright beneficial ownership to its current peak of approximately 1,840,000 shares. Following Mr. Frankfort's exercise and the sales of shares under the new trading plan, Mr. Frankfort will continue to hold approximately 1,390,000 shares, reflecting his positive outlook for the company's prospects. Mr. Frankfort also continues to hold approximately:

     o    options to purchase 4.1 million shares of Coach common stock;

     o    215,000 restricted stock units; and

     o 115,000 deferred stock units, each of which would convert into one share of common stock under Coach's Executive Deferred Compensation Plan.


Item 9.01 Financial Statements and Exhibits.
          ----------------------------------

          None

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2004

                                      COACH, INC.

                                      By: /s/ Carole P. Sadler
                                          --------------------------------------
                                          Carole P. Sadler
                                          Senior Vice President, General Counsel
                                          and Secretary

                                  EXHIBIT INDEX

     None